SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549-1004

                             --------------------
                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: July 25, 2002


                         FINANCIAL FEDERAL CORPORATION
            (Exact name of Registrant as specified in its charter)



            Nevada                    1-12006                88-0244792
    (State of incorporation)  (Commission file number)   (I.R.S.Employer
                                                        Identification No.)



                  733 Third Avenue, New York, New York 10017
                   (Address of principal executive offices)
                                  (Zip Code)



                                (212) 599-8000
             (Registrant's telephone number, including area code)

Item 5.  OTHER EVENTS
         ------------

         See attached Exhibit 99.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         (C)  Exhibits:

              99 Press Release of Financial Federal Corporation dated July 25, 2002


                                   EXHIBIT INDEX


Exhibit No.       Description of Exhibit
-----------       ----------------------------------------------------
 99               Press Release of Financial Federal Corporation dated
                  July 25, 2002

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FINANCIAL FEDERAL CORPORATION


                                       By:  /s/ Steven F. Groth
                                            -------------------------
                                            Senior Vice President and
                                            Chief Financial Officer
                                            (Principal Financial
                                            Officer)

July 29, 2002
------------
(Date)

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